COVID Vaccine Unit 10 South Colonnade Canary Wharf London EP14 4PU www.gov.uk/ukhsa

Exhibit 10.70
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD
20878
United States of America

1 November 2024

Dear Novavax,

Letter of amendment to the termination and settlement agreement dated 1 November 2024

1.We refer to the termination and settlement agreement dated 1 November2024 (the "Settlement Agreement") entered into between Novavax, Inc. ("Novavax") and the Secretary of State for Health and Social Care, acting as part of the Crown, through the UK Health Security Agency (the "Authority").

2.Capitalised words and expressions defined in the Settlement Agreement, where used in this letter of amendment (the "Amendment"), but not defined herein, shall have the same meaning set out in the Settlement Agreement as the context requires.

3.Following unavoidable delays in the Authority’s receipt of approvals for the Settlement Agreement, the Parties have agreed that the original due date for the first Instalment Payment under the Settlement Agreement shall be delayed by up to [***].

4.The Parties hereby agree that, with effect from the date of this Amendment, the Settlement Agreement shall be amended to reflect and implement the following changes:
(i)In Annex 1 (Repayment Schedule) the sentence “Instalment Payments shall be due on the [***] of the applicable quarter as set out in Clause 4.1.3.” shall be amended to read as follows:
“Instalment Payments shall be due on the [***] of the applicable quarter as set out in Clause 4.1.3 save that in the case of the first Instalment Payment for the

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period 1 July -30 September 2024 the repayment amount of $10,313,999 shall be due no later than 30 November 2024.”
(ii)In Table 2 of Annex 2 (Repayment Schedule for early repayment) the Repayment Balance of:
(a) “$[***]” for month number 4 (ending 31 October 2024) shall be deleted and replaced with: “$[***]”.
(b) “$[***]” for month number 5 (ending 30 November 2024) shall be deleted and replaced with: “$[***]”.

5.Except as expressly varied by this Amendment, the Settlement Agreement shall continue in full force and effect.

6.No provision of this Amendment will be modified or varied without the written consent, properly executed, of each Party.

7.The Parties hereby intend this Amendment to be legally binding on the Parties.

8.No Party has relied upon any statement, representation, warranty, understanding, undertaking, promise or assurance in entering into this Amendment and no warranties, representations, covenants or guarantees express or implied are given, made or renewed by entering into this Amendment.

9.Nothing in this Amendment, nor the amendment of the Settlement Agreement, waives, discharges, releases or in any other way excuses or excludes any Party's obligations or liabilities in respect of any accrued liabilities or breaches under the Settlement Agreement.

10.This Amendment and any non-contractual obligations arising from or in connection with it shall in all respects be governed by and interpreted in accordance with the laws of the [***], without giving effect to the conflict of law principles thereof.

11.The parties irrevocably agree that the federal courts of the United States of America or the courts of the [***], in each case located in the [***], shall have non-exclusive jurisdiction over any dispute:
(i)arising from or in connection with this Amendment or its formation, validity, termination, or enforcement; or

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(ii)relating to any non-contractual obligations arising from or in connection with this Amendment.

12.This Amendment may be signed in more than one counterpart and all counterparts shall together constitute one and the same document. By countersigning this Amendment, you agree that the Settlement Agreement shall be amended on the terms set out above and this Amendment shall be supplemental to the Settlement Agreement.

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FOR AND ON BEHALF OF THE SECRETARY OF STATE FOR HEALTH AND SOCIAL CARE:

Signature: /s/ [***]

Name: [***]
Title: [***]

Date: 1 November 2024

FOR AND ON BEHALF OF
NOVAVAX INC:

Signature: /s/ John Jacobs

Name: John Jacobs
Title: President and Chief Executive Officer

Date: 1 November 2024

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